Exhibit  32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VSUS Technologies, Inc. on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kyle Gotshalk, Chief Executive Officer and Principal Accounting Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)

 the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2011

/s/ Kyle Gotshalk

Kyle Gotshalk

Chief Executive Officer and

Chief Accounting Officer